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                                                                      EXHIBIT 23

                          INDEPENDENT AUTIDORS CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-77540 of Coastcast Corporation on Form S-8 of our reports, dated February 6, 2001, appearing in this Annual Report on Form 10-K of Coastcast Corporation for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP

Los Angeles, California
March 21, 2001



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